Exhibit 99.1

    Cimarex Energy Announces Second-Quarter 2004 Earnings of $0.85 Per Share

    DENVER, Aug. 4 /PRNewswire-FirstCall/ -- Cimarex Energy Co. (NYSE: XEC) today reported second-quarter 2004 net income of $36.5 million, or $0.85 per diluted share, a 74 percent increase over year-ago net income of $21.0 million, or $0.50 per diluted share.

    Higher quarterly earnings are attributable to increases in production and prices. Aggregate output of oil and gas rose 28 percent to 220 million cubic feet (MMcf) equivalent per day, while gas prices increased by 15 percent to $5.65 per thousand cubic feet and oil prices improved by 33 percent to $37.40 per barrel.

    The increase in overall production output is attributable to new wells drilled in Oklahoma, Texas and Louisiana. Cimarex participated in drilling 73 wells during the quarter, of which 65, or 89 percent, were successful.

    Revenues from oil and gas sales during the second quarter of 2004 totaled $115.3 million, up from $76.1 million during the same three months of 2003, and cash flow from operations increased by 75 percent to $84.6 million from $48.4 million last year(1).

    Second-quarter 2004 costs and expenses (not including marketing purchases) totaled $58.3 million versus $42.0 million during the second quarter of 2003. The largest components of the overall cost increase are a $9.9 million rise in depreciation, depletion and amortization partially stemming from higher reserve replacement costs and a $3.4 million increase in production taxes which is mostly related to higher revenues.

    Exploration and development expenditures during the second quarter of 2004 totaled $81.6 million, up from $30.4 million in the second quarter 2003. Increased capital expenditures reflect expansion of the Company's drilling program in the Mid-Continent and Gulf Coast regions of the U.S.

    Year-to-Date 2004

    For the first six months of 2004, Cimarex reported net income of $66.3 million, or $1.56 per diluted share. This compares to net income in the first six months of 2003 of $53.8 million, or $1.28 per share. Included in 2003 amounts was $1.6 million of net income ($0.04 per share) from the cumulative effect of adopting SFAS 143, Accounting for Asset Retirement Obligations.

    Oil and gas sales for the first half of 2004 were $210.8 million. For the same period of 2003, oil and gas sales were $167.3 million. Cash flow from operations increased to $154.0 million from $114.0 million(1). The increases reflect 19 percent higher production volumes, 22 percent higher oil prices, and one percent higher gas prices.

    Capital expenditures for exploration and development during the first six months of 2004 were $150.2 million, up from $57.4 million during the first half of 2003. For all of 2004, exploration and development expenditures are currently projected to total $230-260 million. We drilled 117 gross (58 net) wells during the first six months of 2004, realizing a success rate of 88 percent.

     (1) Cash Flow from Operations is a non-GAAP financial measure that represents "Net Cash Provided By Operating Activities" adjusted for the change in operating assets and liabilities. See below for a reconciliation of the related amounts.

    Conference call and web cast

    A conference call with management has been scheduled for 11 a.m. Mountain Time (1 p.m. Eastern), Wednesday, August 4, 2004. Interested parties may access the call by dialing (888) 858-4710 and requesting the Cimarex Energy Co. teleconference. A listen-only web cast of the call will be provided at www.cimarex.com. Please go to the website at least ten minutes early to register and to download any necessary audio software. If you are unable to participate in the live broadcast of the call, an audio replay will be available by dialing
(877) 519-4471 and entering conference code 4969243.

    Cimarex Energy Co. is an independent oil and gas exploration and production company with operations focused in Mid-Continent and Gulf Coast areas of the U.S.

    This news release may contain projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any such projections or statements reflect the Company's current view with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected is included in the Company's annual report on Form 10-K filed for the year ended December 31, 2003, and the report filed on Form 10-Q for the quarter ended March 31, 2004.


     PRICE AND PRODUCTION DATA
                                    For the                  For the
                               Three Months Ended       Six Months Ended
                                    June, 30                June, 30
                             ----------------------  ----------------------
                                2004        2003        2004        2003
                             ----------  ----------  ----------  ----------
     Gas Production:
      Total production --
       Mcf                   16,096,010  12,037,426  30,226,135  24,234,337
      Gas volume --
       Mcf per day              176,879     132,279     166,078     133,891
      Gas price -- per Mcf        $5.65       $4.91       $5.47       $5.39

     Oil Production (including NGL):
       Total production --
        barrels                 653,758     605,141   1,280,375   1,254,262
       Oil volume --
        barrels per day           7,184       6,650       7,035       6,930
       Oil price -- per barrel   $37.40      $28.14      $35.64      $29.26


     CAPITALIZED COSTS INCURRED

                                       For the               For the
                                 Three Months Ended     Six Months Ended
                                      June, 30               June, 30
                                 ------------------    -------------------
                                  2004        2003        2004        2003
                                 -------    -------    --------    -------
                                   (in thousands)          (in thousands)

     Acquisitions of
      proved properties              $(7)    $1,593          $2     $2,169
     Exploration and
      development                 81,630     30,399     150,249     57,413
                                 -------    -------    --------    -------
       Oil and gas expenditures   81,623     31,992     150,251     59,582
     Sale proceeds                  (329)       (46)       (364)       (46)
                                 -------    -------    --------    -------
                                 $81,294    $31,946    $149,887    $59,536
                                 =======    =======    ========    =======


     RECONCILIATION OF CASH FLOW FROM OPERATIONS

                                      For the                For the
                                 Three Months Ended     Six Months Ended
                                      June, 30              June, 30
                                 ------------------   --------------------
                                  2004        2003      2004        2003
                                 -------    -------   --------    --------
                                   (in thousands)         (in thousands)

     Net cash provided by
      operating activities       $81,446    $65,465   $144,493    $119,298
       Increase (decrease) in
        operating assets
        and liabilities            3,120    (17,019)     9,525      (5,297)
                                 -------    -------   --------    --------

     Cash flow from operations   $84,566    $48,446   $154,018    $114,001
                                 =======    =======   ========    ========


     Management believes that the non-GAAP measure of cash flow from operations is useful information for investors because it is used internally and is accepted by the investment community as a means of measuring the company's ability to fund its capital program. It is also used by professional research analysts in providing investment recommendations pertaining to companies in the oil and gas exploration and production industry.


     INCOME STATEMENTS (unaudited)


                                        For the               For the
                                  Three Months Ended     Six Months Ended
                                       June, 30              June, 30
                                 -------------------    ------------------
                                   2004       2003        2004      2003
                                 --------    -------    --------  --------
                                    (In thousands, except per share data)

     Revenues:
      Gas sales                   $90,864    $59,071    $165,196  $130,560
      Oil sales                    24,450     17,026      45,628    36,698
      Marketing sales              53,831     23,230      90,592    68,637
      Other                         1,048        (57)      4,696       (66)
                                 --------    -------    --------  --------
                                  170,193     99,270     306,112   235,829
                                 --------    -------    --------  --------
     Costs and expenses:
      Depreciation, depletion
       and amortization            30,834     20,887      57,172    42,004
      Asset retirement
       obligation accretion           304        255         594       496
      Marketing purchases          53,286     23,105      89,586    68,098
      Transportation                2,493      1,896       4,848     3,155
      Production                    9,419      8,155      18,888    15,143
      Taxes other than income       9,464      6,147      17,829    13,318
      General and administrative    5,133      4,072       9,642     8,139
      Stock compensation              484        436         952       902
      Financing costs --
        Interest expense              280        274         576       696
        Capitalized interest           --        (39)         --      (304)
        Interest income              (102)       (53)       (189)      (82)
                                 --------    -------    --------  --------
                                  111,595     65,135     199,898   151,565
                                 --------    -------    --------  --------
     Income before income
      tax expense and
      cumulative effect of a
      change in
      accounting principle         58,598     34,135     106,214    84,264
     Income tax expense            22,128     13,095      39,879    32,081
     Income before
      cumulative effect of a
      change in
      accounting principle         36,470     21,040      66,335    52,183
     Cumulative effect of a
      change in accounting
      principle, net of tax            --         --          --     1,605
                                 --------    -------    --------  --------

     Net income                  $ 36,470    $21,040    $ 66,335  $ 53,788
                                 ========    =======    ========  ========


     Earnings per share:
      Basic --
        Income before
        cumulative effect
        of a change in
        accounting principle        $0.88      $0.51       $1.60     $1.26
       Cumulative effect of a
        change in accounting
        principle, net of tax          --         --          --      0.04
                                 --------    -------    --------  --------

       Net income                   $0.88      $0.51       $1.60     $1.30
                                 ========    =======    ========  ========

      Diluted --
       Income before
        cumulative effect
         of a change in
        accounting principle        $0.85      $0.50       $1.56     $1.24
       Cumulative effect
        of a change in
        accounting principle,
        net of tax                     --         --          --      0.04
                                 --------    -------    --------  --------

       Net income                   $0.85      $0.50       $1.56     $1.28
                                 ========    =======    ========  ========

     Weighted average shares
      outstanding:
       Basic                       41,379     41,545      41,342    41,512
                                 ========    =======    ========  ========
       Diluted                     42,704     42,246      42,657    42,142
                                 ========    =======    ========  ========


     CASH FLOW STATEMENTS (unaudited)

                                       For the                For the
                                  Three Months Ended     Six Months Ended
                                       June, 30               June, 30
                                 -------------------    ------------------
                                   2004       2003       2004       2003
                                 -------    -------    --------    -------
                                                (In thousands)

     Cash flows from operating activities:
       Net income                $36,470    $21,040     $66,335    $53,788
       Adjustment to reconcile
        net income to net cash
        provided by operating
        activities:
         Depreciation, depletion
          and amortization        30,834     20,887      57,172     42,004
         Deferred income taxes    16,375      5,590      27,299     17,726
         Cumulative effect of a
          change in accounting
          principle, net of tax       --         --          --     (1,605)
         Asset retirement
          obligation accretion       304        255         594        496
         Amortization of
          restricted stock
          compensation               484        436         952        902
         Income tax benefit
          related to stock options
          exercised                   96        416       1,672        673
         Other                         3       (178)         (6)        17

       Changes in operating assets and liabilities:
         (Increase) decrease in
          accounts receivable     (8,625)    17,469     (22,060)     2,009
         (Increase) in
          inventories             (3,895)      (230)     (6,572)    (1,246)
         (Increase) decrease in
          other current assets       300        380       2,137       (584)
         Increase (decrease) in
          accounts and
          revenue payable         12,201     (6,364)     21,555     (6,087)
         Increase (decrease) in
          accrued liabilities     (3,232)     6,039      (4,743)    11,453
         Increase (decrease) in
          other liabilities          131       (275)        158       (248)
                                 -------    -------    --------    -------
           Net cash provided by
            operating activities  81,446     65,465     144,493    119,298
                                 -------    -------    --------    -------

     Cash flows from investing activities:
       Oil and gas expenditures  (60,923)   (31,500)   (128,299)   (56,269)
       Acquisition of oil and
        gas properties                 7     (1,593)         (2)    (2,169)
       Proceeds from sale
        of assets                    339        117         452        164
       Other capital
        expenditures              (1,434)      (677)     (3,386)    (5,887)
                                 -------    -------    --------    -------
           Net cash used
            by investing
            activities           (62,011)   (33,653)   (131,235)   (64,161)
                                 -------    -------    --------    -------

     Cash flows from financing activities:
       Payments on long-term
        debt, net                     --     (5,000)         --    (32,000)
       Common stock reacquired
        and retired                   --         (4)       (121)        (5)
       Proceeds from issuance of
        common stock                 153      1,093       4,524      2,031
                                 -------    -------    --------    -------
           Net cash provided
            (used) by financing
            activities               153     (3,911)      4,403    (29,974)
                                 -------    -------    --------    -------

      Net change in cash and
       cash equivalents           19,588     27,901      17,661     25,163
      Cash and cash equivalents
       at beginning of period     38,493     19,589      40,420     22,327
                                 -------    -------    --------    -------
      Cash and cash equivalents
       at end of period          $58,081    $47,490     $58,081    $47,490
                                 =======    =======     =======    =======


     BALANCE SHEETS (unaudited)

                                                 June, 30       December 31,
                        Assets                    2004             2003
                                                ---------        ---------
                                             (In thousands, except share data)


     Current assets:
       Cash and cash equivalents                  $58,081          $40,420
       Receivables, net                            90,353           68,293
       Inventories                                 13,272            6,700
       Deferred income taxes                        1,557            1,631
       Other current assets                         4,023            6,160
                                                ---------        ---------
          Total current assets                    167,286          123,204
                                                ---------        ---------
     Oil and gas properties at cost,
      using the full cost method
      of accounting:
       Proved properties                        1,443,776        1,331,095
       Unproved properties and properties
        under development,
        not being amortized                        78,030           39,370
                                                ---------        ---------
                                                1,521,806        1,370,465
       Less - accumulated depreciation,
        depletion and amortization               (801,803)        (746,161)
                                                ---------        ---------
         Net oil and gas properties               720,003          624,304
                                                ---------        ---------
     Fixed assets, net                             14,033           12,092
     Goodwill                                      44,967           44,967
     Other assets, net                                774              941
                                                ---------        ---------
                                                 $947,063         $805,508
                                                =========        =========

         Liabilities and Stockholders' Equity

     Current liabilities:
       Accounts payable                           $24,676          $18,394
       Accrued liabilities                         67,217           48,339
       Revenue payable                             34,049           18,776
                                                ---------        ---------
          Total current liabilities               125,942           85,509
                                                ---------        ---------
     Deferred income taxes                        180,847          155,293
                                                ---------        ---------
     Other liabilities                             32,320           29,966
                                                ---------        ---------
     Stockholders' equity:
       Preferred stock, $0.01 par value,
        15,000,000 shares authorized,
        no shares issued                               --               --
       Common stock, $0.01 par value,
        100,000,000 shares authorized,
        41,393,306 and 41,063,653 shares
        issued and outstanding, respectively          414              411
       Paid-in capital                            243,752          237,430
       Unearned compensation                       (8,986)          (9,540)
       Retained earnings                          372,774          306,439
                                                ---------        ---------
                                                  607,954          534,740
                                                ---------        ---------
                                                 $947,063         $805,508
                                                =========        =========



SOURCE  Cimarex Energy Co.
    -0-                             08/04/2004
    /CONTACT:  Paul Korus of Cimarex Energy Co., +1-303-295-3995/
    /Web site:  http://www.cimarex.com /
    (XEC)

CO:  Cimarex Energy Co.
ST:  Colorado
IN:  OIL
SU:  ERN CCA